Acquisitions	12 Months Ended
Dec. 31, 2013
Acquisitions
NOTE 23	Acquisitions

2013

On July 1, 2013, TSYS acquired all the outstanding stock of NetSpend, which previously operated as a publicly traded company and is a leading provider of GPR prepaid debit and payroll cards and related financial services to underbanked consumers in the U.S. The acquisition complements the Company’s existing presence in the prepaid processing space. The results of the newly acquired business are being reported by TSYS as a new operating segment titled NetSpend.

Under the terms of the Merger Agreement, TSYS acquired 100 percent ownership of NetSpend for approximately $1.4 billion, including $1.2 billion of cash to shareholders, $70.7 million of cash for payment to holders of vested stock options and awards, $58.3 million of cash for repayment of NetSpend’s revolving credit facility and $15.6 million in replacement stock options and awards. NetSpend shareholders received $16.00 in cash for each share of NetSpend common stock. There were 1.6 million NetSpend shares held by five shareholders who have asserted appraisal (or dissenters’) rights with respect to their NetSpend shares, for a preliminary value of $25.7 million at $16.00 per share that were not funded at the closing of the acquisition.

Under the terms of the Merger Agreement, the Company replaced unvested share-based awards for certain current employees of NetSpend. The following table provides a list of all replacement awards and the estimated fair value of those awards issued in conjunction with the acquisition of NetSpend:

	Number of Shares and Options Issued	Fair Value (in millions)
Time-based restricted stock	870,361	$21.5
Non-qualified stock options	530,696	8.4
Incentive stock options	529,452	5.3
Performance-based restricted stock	87,356	2.2

Total	2,017,865	$37.4

The portion of the fair value of the replacement awards related to services provided prior to the business combination was included in the total purchase price. The portion of the fair value associated with future service is recognized as expense over the future service period, which varies by award. The Company determined that $15.6 million ($11.1 million net of tax) of the replacement awards was related to services rendered prior to the business combination.

The goodwill amount of $1.0 billion arising from the acquisition consists largely of expansion of customer base, differentiation in market opportunity and economies of scale expected from combining the operations of TSYS and NetSpend. All of the goodwill was assigned to TSYS’ new NetSpend segment. The goodwill recognized is not expected to be deductible for income tax purposes.

The following table summarizes the consideration paid for NetSpend and the preliminary recognized amounts of the identifiable assets acquired and liabilities assumed on July 1, 2013 (the acquisition date). These amounts will remain preliminary until the valuation analysis has been finalized. The measurement period during which changes in assets, liabilities, equity interests, or items of consideration are subject to adjustment ends one year following the acquisition date. The Company continues to evaluate consideration paid, deferred taxes, goodwill and financial liabilities.

(in thousands)
Consideration
Cash	$1,355,270
Equity instruments	15,557
Dissenting shareholder liability*	25,723

Fair value of total consideration transferred	$1,396,550

Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash	$40,610
Accounts receivable	11,335
Property equipment and software	11,657
Identifiable intangible assets	480,086
Deferred tax asset	10,165
Other assets	36,660
Deferred tax liability	(155,945)
Financial liabilities	(62,452)

Total identifiable net assets	372,116
Goodwill	1,024,434

$1,396,550

*	Represents 1.6 million NetSpend shares held by dissenting shareholders

Identifiable intangible assets acquired in the NetSpend acquisition include channel relationships, current technology, a prospect database, the NetSpend trade name and non-compete agreements.

The identifiable intangible assets had no significant estimated residual value. These intangible assets are being amortized over their estimated useful lives of five to eight years based on the pattern of expected future economic benefit, which approximates a straight-line basis over the useful lives of the assets. The fair value of the acquired identifiable intangible assets of $480.1 million was estimated using the income approach (discounted cash flow and relief from royalty methods) and cost approach. The fair values and useful lives of the identified intangible assets were primarily determined using forecasted cash flows, which included estimates for certain assumptions such as revenues, expenses, attrition rates and royalty rates. The estimated fair value of identifiable intangible assets acquired in the acquisitions and the related estimated weighted average useful lives are as follows:

(in thousands)	Fair Value	Weighted Average Useful Life (in years)
Channel relationships	$317,000	8.0
Covenants-not-to-compete	11,500	6.0
Current technology	78,711	7.0
Database	28,000	5.0
Trade name	44,000	5.0
Favorable lease	875	4.9

Total acquired identifiable intangible assets	$480,086	7.3

The fair value measurement of the identifiable intangible assets represents Level 2 and Level 3 measurements as defined in ASC 820. Key assumptions include (a) cash flow projections based on market participant and internal data, (b) a discount rate of 11%, (c) a pre-tax royalty rate range of 2.5-7.0%, (d) attrition rates of 5%-40%, (e) an effective tax rate of 40%, and (f) a terminal value based on a long-term sustainable growth rate of 3%.

In connection with the acquisition, TSYS incurred $14.2 million in acquisition-related costs primarily related to professional legal, finance, and accounting costs. These costs were expensed as incurred and are included in merger and acquisition expenses on the income statement for the year ended December 31, 2013.

Pro Forma Results of Operations

The amounts of NetSpend revenue and earnings included in TSYS’ consolidated income statement for the years ended December 31, 2013 and 2012, and the pro forma revenue and earnings of the combined entity had the acquisition date been January 1, 2012 are:

	Actual		Supplemental pro forma
	Years Ended December 31,		Years Ended December 31,
(in thousands, except per share data)	2013	2012	2013	2012
Revenue	$2,132,353	1,870,972	2,354,396	2,222,069

Net income attributable to TSYS common shareholders	$244,750	244,280	239,775	193,255

Basic EPS attributable to TSYS common shareholders	$1.30	1.30	1.27	1.03

Diluted EPS attributable to TSYS common shareholders	$1.29	1.29	1.26	1.03

The unaudited pro forma financial information presented above does not purport to represent what the actual results of operations would have been if the acquisition of NetSpend’s operations had occurred prior to January 1, 2012, nor is it indicative of the future operating results of TSYS. The unaudited pro forma financial information does not reflect the impact of future events that may occur after the acquisition, including, but not limited to, anticipated cost savings from operating synergies.

The unaudited pro forma financial information presented in the table above has been adjusted to give effect to adjustments that are (1) directly related to the business combination; (2) factually supportable; and (3) expected to have a continuing impact. These adjustments include, but are not limited to, the application of accounting policies; and depreciation and amortization related to fair value adjustments to property, plant and equipment and intangible assets.

The pro forma adjustments do not reflect the following material items that result directly from the acquisition and which impacted our statement of operations following the acquisition:

•

Acquisition and related financing transactions costs relating to fees to investment bankers, attorneys, accountants, and other professional advisors, and other transaction-related costs that were not capitalized as deferred financing costs; and

•

The effect of anticipated cost savings or operating efficiencies expected to be realized and related restructuring charges such as technology and infrastructure integration expenses, and other costs related to the integration of NetSpend into TSYS.

2012

On December 26, 2012, TSYS completed its acquisition of ProPay for $123.7 million. ProPay previously operated as a privately-held company, and offers simple, secure and affordable payment solutions for organizations ranging from small, home based entrepreneurs to multi-billion dollar enterprises. The results of operations for ProPay are immaterial and therefore not included in the Company’s results for the year ended December 31, 2012. The goodwill of $93.5 million recorded arises largely from synergies and economies of scale expected to be realized from combining the operations of TSYS and ProPay. None of the goodwill is tax deductible. ProPay is included as part of the Merchant Services segment.

On August 8, 2012, TSYS completed its acquisition of 60% of CPAY, a privately held direct merchant acquirer, for $66 million in cash. CPAY provides merchant services to small- to medium-sized merchants through an Independent Sales Agent (ISA) model, with a focus on merchants in the restaurant, personal services and retail sectors. The acquisition of CPAY expands the Company’s presence in the merchant acquiring industry and enhances the Company’s distribution model with CPAY’s strong sales agent channel. The results of operations for CPAY have been included in the Company’s results beginning August 8, 2012, and are included in the Merchant Services segment. The goodwill of $68.6 million recorded arises largely from synergies and economies of scale expected to be realized from combining the operations of TSYS and CPAY. All of the goodwill is tax deductible.

The following table summarizes the consideration paid for acquisitions and the preliminary recognized amounts of identifiable assets acquired and liabilities assumed during the year ended December 31, 2012.

(in thousands)
Cash and restricted cash	$3,003
Accounts receivable	4,092
Other assets	12,522
Identifiable intangible assets	76,600
Other liabilities	(30,558)
Noncontrolling interest in acquired entity	(38,000)
Goodwill	162,090

Total consideration	$189,749

The fair value of accounts receivable, accounts payable, accrued compensation, and other liabilities approximates the carrying amount of those assets and liabilities at the acquisition date. The fair value of accounts receivable due under agreements with customers is $4.1 million. The gross amount due under the agreements is $4.8 million, of which approximately $688,000 is expected to be uncollectible.

Of the $123.7 million in consideration paid for ProPay, $12.5 million has been placed in escrow for a period of 18 months to secure certain claims that may be brought against the escrowed consideration by TSYS pursuant to the merger agreement. Consideration is contingent and may be returned to the Company pursuant to indemnification commitments made by the shareholders which formerly owned ProPay related to a breach of the representations and warranties made in the merger agreement. Such indemnification commitments are recognized as a possible receivable and measured at fair value. Based upon the probability of various possible outcomes related to the indemnification commitments, TSYS has determined that the fair value of any receivable asset would be immaterial. The maximum amount of contingent consideration returnable to the Company related to certain indemnification commitments made by the Seller is $12.5 million. The maximum amount of contingent consideration returnable to the Company related to fundamental representations and warranties made by the Seller is unlimited.

Of the $66 million in consideration paid for CPAY, $3.3 million has been placed in escrow for a period of 21 months to secure certain claims that may be brought against the escrowed consideration by TSYS pursuant to the Investment Agreement. Consideration is contingent and may be returned to the Company pursuant to indemnification commitments made by the company which formerly owned 100% of Central Payment (Seller) related to, among other things, a breach of the representations and warranties made in the Investment Agreement, and losses arising out of any of the Excluded Liabilities as defined in the Investment Agreement. Such indemnification commitments are recognized as a possible asset receivable and measured at fair value. Based upon the probability of various possible outcomes related to the indemnification commitments, TSYS has determined that the fair value of any receivable asset would be immaterial. The maximum amount of contingent consideration returnable to the Company related to certain indemnification commitments made by the Seller is $9.9 million. The maximum amount of contingent consideration returnable to the Company related to fundamental representations and warranties made by the Seller is unlimited.

Identifiable intangible assets acquired in the acquisitions had no significant estimated residual value. These intangible assets are being amortized over their estimated useful lives of 2 to 10 years based on the pattern of expected future economic benefit, which approximates a straight-line basis over the useful lives of the assets. The fair value of the acquired identifiable intangible assets of $76.6 million was estimated using the income approach (discounted cash flow and relief from royalty methods) and cost approach. The fair values and useful lives of the identified intangible assets were primarily determined using forecasted cash flows, which included estimates for certain assumptions such as revenues, expenses, attrition rates, and royalty rates. The estimated fair value of identifiable intangible assets acquired in the acquisitions and the related estimated weighted average useful lives are as follows:

	Fair Value (in millions)	Weighted Average Useful Lives (in years)
Customer relationships	$59.5	8.6
Covenants-not-to-compete	2.9	2.8
Current technology	13.0	5
Trade name	1.2	2

Total acquired identifiable intangible assets	$76.6	7.7

This fair value measurement is based on significant inputs that are both observable (Level 2) and non-observable (Level 3) in the market as defined in ASC 820. Key assumptions in the ProPay acquisition include (a) cash flow projections based on market participant and internal data, (b) a discount rate of 14.0% for the overall Company and a discount rate of 14.5% for the intangible assets, (c) a pre-tax royalty rate of 1.0% for trade names and technology (d) an attrition rate of 3.0%- 5.0%, (e) an effective tax rate of 39.0%, and (f) a terminal value based on a long-term sustainable growth rate of 3.0%.

Key assumptions in the CPAY acquisition include (a) cash flow projections based on market participant and internal data, (b) a discount rate of 19.0% for the overall company and a discount rate of 19.5% for the intangible assets, (c) a pre-tax royalty rate of 1.0% for trade names and technology (d) an attrition rate of 25.0%, (e) an effective tax rate of 39.0%, and (f) a terminal value based on a long-term sustainable growth rate of 3.0%.

In connection with these acquisitions, TSYS incurred $1.3 million in acquisition-related costs primarily related to professional legal, finance, and accounting costs. These costs were expensed as incurred and are included in selling, general, and administrative expenses in the income statement for the year ended December 31, 2012.

Other

On February 1, 2012, TSYS acquired contract-based intangible assets in its Merchant Services segment for $1.7 million. These intangible assets are being amortized on a straight-line basis over their estimated useful lives of five years which approximates their usage.

Redeemable Noncontrolling Interest

The fair value of the noncontrolling interest in CPAY, owned by a private company, was based on the actual purchase price paid for the controlling interest in CPAY. Next adjustments were made for lack of control and lack of marketability that market participants would consider when estimating the fair value of the noncontrolling, non-marketable interest in CPAY.

In connection with the acquisition of CPAY, the Company is party to call and put arrangements with respect to the membership units that represent the remaining noncontrolling interest of CPAY. The call arrangement is exercisable by TSYS and the put arrangement is exercisable by the Seller. The put arrangement is outside the control of the Company by requiring the Company to purchase the Seller’s entire equity interest in CPAY at a put price at fair market value. The put arrangement is recorded on the balance sheet and is classified as redeemable noncontrolling interest outside of permanent equity.

The call and put arrangements for CPAY, representing 40% of its total outstanding equity interests, may be exercised at the discretion of TSYS or the Seller on the second anniversary of the closing and upon the recurrence of certain other specified events.

The put option is not currently redeemable, but redemption is considered probable based upon the passage of time of the second anniversary date. As such, the Company has adopted the accounting policy to accrete changes in the redemption value over the period from the date of issuance to the earliest redemption date, which the Company believes to be one year. If the put option was redeemable at December 31, 2013, the redemption value was estimated to be approximately $39.7 million. The Company did not accrete any changes to the redemption value as the balance as of December 31, 2013 exceeded the accretion fair value amount.

In February 2014, with cash on hand, the Company purchased an additional 15% equity interest in CPAY, reducing its redeemable noncontrolling interest in CPAY to 25%.

2011

On May 2, 2011, TSYS completed its acquisition of all of the outstanding common stock of TermNet, an Atlanta-based merchant acquirer, for $42 million in cash. TermNet provides merchant services to qualified merchants serving a diverse merchant base of over 18,000 merchants. The acquisition of TermNet expands the Company’s presence in the merchant acquiring industry. The results of operations for TermNet have been included in the Company’s results beginning May 2, 2011, and are included in the Merchant Services segment. The goodwill of $28.9 million recorded arises largely from synergies and economies of scale expected to be realized from combining the operations of TSYS and TermNet. Goodwill recognized in the acquisition of TermNet is not deductible for income tax purposes.

The following table summarizes the consideration paid for TermNet and the recognized amounts of identifiable assets acquired and liabilities assumed effective May 2, 2011:

(in thousands)
Cash and restricted cash	$2,691
Accounts receivable	10,253
Other assets	1,516
Identifiable intangible assets	11,740
Goodwill	28,918
Accounts payable	(5,578)
Accrued compensation	(2,683)
Deferred income tax liability	(4,506)
Other liabilities	(351)

Total consideration	$42,000

The fair value of accounts receivable, accounts payable, accrued compensation, and other liabilities approximates the carrying amount of those assets and liabilities at the acquisition date. The fair value of accounts receivable due under agreements with customers is $10.3 million. The gross amount due under the agreements is $10.4 million, of which approximately $100,000 is expected to be uncollectible. Of the $42 million in consideration paid for TermNet, $8.4 million was placed in escrow for a period of 18 months to secure certain claims brought against the escrowed consideration by TSYS pursuant to the merger agreement. The maximum amount of contingent consideration returnable to the Company related to fundamental representations and warranties made by TermNet is unlimited.

Identifiable intangible assets acquired in the TermNet acquisition include customer relationships, channel relationships, and non-compete agreements. The identifiable intangible assets had no significant estimated residual value. These intangible assets are being amortized over their estimated useful lives of 2 to 10 years based on the pattern of expected future economic benefit, which approximates a straight-line basis over the useful lives of the assets. The fair value of the acquired identifiable intangible assets of $11.7 million was estimated using the income approach (discounted cash flow and relief from royalty methods) and cost approach. The fair values and useful lives of the identified intangible assets were primarily determined using forecasted cash flows, which included estimates for certain assumptions such as revenues, expenses, attrition rates, and royalty rates. The estimated fair value of identifiable intangible assets acquired in the acquisition of TermNet and the related estimated weighted average useful lives are as follows:

	Fair Value (in millions)	Weighted Average Useful Lives (in years)
Customer relationships	$10.0	7.0
Channel relationships	1.6	10.0
Covenants-not-to-compete	0.1	2.0

Total acquired identifiable intangible assets	$11.7	7.3

The fair value measurement of the identifiable intangible assets is based on significant inputs that are not observable in the market and therefore, represents a Level 3 measurement as defined in ASC 820. Key assumptions include (a) cash flow projections based on market participant and internal data, (b) a discount rate of 14%, (c) a pre-tax royalty rate range of 3-10%, (d) an attrition rate of 20%, (e) an effective tax rate of 36%, and (f) a terminal value based on a long-term sustainable growth rate of 3%.

In connection with the TermNet acquisition, TSYS incurred $192,000 in acquisition-related costs primarily related to professional legal, finance, and accounting costs. These costs were expensed as incurred and are included in selling, general, and administrative expenses in the income statement for 2011.

Other

On October 1, 2011, TSYS acquired contract-based intangible assets in its Merchant Services segment for $2.6 million. These intangible assets are being amortized on a straight-line basis over their estimated useful lives of five years.

In May 2011, TSYS made a payment of $6.0 million of contingent merger consideration in connection with the purchase of Infonox, which was accounted for under ASC 805. The payment of the contingent merger consideration by TSYS was recorded as goodwill and had no impact on results of operations.

Pro forma Results of Operations

The pro forma revenue and earnings of TSYS’ acquisitions other than NetSpend are not material to the consolidated financial statements.